Exhibit 10.4(b)

Personal Maximum Guarantee Contract

(2014)

Huaxia Bank Co., Ltd.

Personal Maximum Guarantee Contract

No.:   SZ03 (G.B.) 20160015-14

Party A (Guarantor):   Pan Dangyu

Domiciles: Room 2402, Unit 3, Bldg. 3, Phase II, Dongfang Qinyuan, 12th Zone, Longgang Central City, Longgang District, Shenzhen

Home Tel.:   0755-89686802

Zip Code:   518000

Work Unit: Springpower Technology (Shenzhen) Co., Ltd.

Company Tel.:   0755-89686802

Mobile:   13923469509

Party B (Creditor): Huaxia Bank Co., Ltd. Shenzhen Great China Sub-branch

Domicile: East of First Floor, Great China International Exchange Square, Futian District, Shenzhen

Zip Code:   518000

Legal Representative / Main Principal: Xia Feng

Tel.:   0755-23997085

Fax:   0755-23997090

In accordance with the Guarantee Law of the People's Republic of China and other relevant laws and regulations, whereas Party B will have many creditor’s rights continuously with the Debtor Springpower Technology (Shenzhen) Co., Ltd. (hereinafter referred to as “the Debtor of the Main Contract) on the basis of the Main Contract during the period agreed herein, and Party A is willing to provide Party B with suretyship guaranty for the aforesaid creditor’s rights (hereinafter referred to as “the Principal Creditor’s Rights”) to the extent of the total amount of the creditor’s rights,

IN WITNESS WHEREOF, Party A and Party B make and enter into this Contract upon unanimity through consultation.

Part 1

Chapter 1 Type, Maximum Amount and Period of the Principal Creditor’s Rights Guaranteed

Article 1.   The Main Contract of this Contract is selected as follows:

☑ The Maximum Financing Contract of SZ03 (R.Z.) 20160015 made and entered into by and between Party B and the Debtor of the Main Contract; the contract and the specific business contract thereunder shall constitute the Main Contract of this Contract;

☒                  /                  continuously made and entered into by and between Party B and the Debtor of the Main Contract during the period of Principal Creditor’s Rights specified in Article 3 herein shall constitute the Main Contract of this Contract.

Article 2.   The maximum amount of the creditor’s rights guaranteed hereunder is: Currency RMB, amount (in words) Thirty Million Yuan Only (The amount of a foreign currency transaction shall be converted according to the selling price of foreign exchange listed by Party B on the date when the transaction occurs.).

Article 3.   The period of the principal credit’s right guaranteed hereunder shall be from June 1, 2016 to June 1, 2017.

Chapter 2   Dispute Settlement

Article 4.   Any and all disputes arising from the execution of this Contract between Party A and Party B shall be settled through consultation; where consultation fails, both parties agree to settle the dispute according to the following method:

☑ To bring a case to the local people’s court at the domicile of Party B;

☒ To apply                        /                            Arbitration Committee for arbitration.

Article 5.   If the method selected above for dispute settlement is different from the method for dispute settlement under the Main Contract, the method for dispute settlement selected under the Main Contract shall be applied.

Chapter 3 Miscellaneous

Article 6.   Other provisions agreed by both parties.

Article 7.   This Contract shall be provided for Party A holding one original, Party B holding two originals and the Debtor holding one original, which shall be equally authentic.

Part 2

Chapter 1 Type, Maximum Amount and Period of the Principal Creditor’s Rights Guaranteed

Article 8.   The business type of the Principal Creditor’s Rights secured by Party A shall be the same as that agreed in the Main Contract.

Article 9.   The term “maximum amount of creditor’s rights” referred to in Article 2 herein means the balance of the principal of the maximum Principal Creditor’s Rights, specified as follows:

9.1.   The amount of all the outstanding principals used by the Debtor of the Main Contract at any time (for example, if the business under the Main Contract is a business of letter of credit, bank acceptance bill, letter of guarantee or letter of guarantee for the release of goods, this amount shall be the accrued but unpaid business balance) shall not exceed the limit specified in the preceding paragraph. However, the Debtor of the Main Contract may apply for recycling the principals paid to the extent of this limit;

9.2.   The maximum amount of creditor’s rights shall be the maximum amount of the principals of the Principal Creditor’s Rights. If the principal does not exceed this limit, Party A is willing to bear guarantee liability for all the accounts payable arising therefrom and within the scope specified in Article 11, including interest, default interest and expenses.

Article 10.   Provisions agreed in Article 3 herein shall have the following meanings:

10.1.   If the business specified in the Main Contract is a loan business, the date of release of each loan shall not be later than the expiry date of this period.

10.2.   If the business specified in the Main Contract is a business of acceptance of bill/discount/ opening of L/C/ opening of letter of guarantee (or letter of guarantee for the release of goods), the date of draft of acceptance of bill/discount/ opening of L/C/ opening of letter of guarantee (or letter of guarantee for the release of goods) shall not be later than the expiry date of this period;

10.3.   The expiry date of each creditor’s right shall be subject to the date agreed in the specific business contract and shall not be affected by the expiration of this period.

Chapter 2  Scope of Suretyship Guaranty

Article 11.   The scope of suretyship guaranty of Party A includes the principal, interest, default interest and compound interest of the creditor’s right under the Main Contract, penalty, damages, appraisal cost, evaluation cost, auction cost, legal cost, arbitration fee, notarization fee and attorney fee, and other expenses of Party B for realizing the claims.

Article 12.   All expenses except principal within the scope specified in the preceding paragraph shall be included in the scope of guarantee liability bearable by Party A but shall not be included in the maximum amount of creditor’s rights guaranteed hereunder.

Chapter 3  Determination and Suretyship Modes of the Creditor’s Rights Guaranteed

Article 13.   The creditor’s rights guaranteed under this Contract shall be determined under any one of the following circumstances:

13.1.   The period of the Principal Creditor’s Rights specified in Article 3 of this Contract expires;

13.2.   The Creditor under the Main Contract announces acceleration of all debts under the Main Contract by law or according to relevant stipulations of the Main Contract; or

13.3.   Other circumstances for determining the creditor’s rights guaranteed by law.

Article 14.   When a creditor’s right guaranteed under this Contract is determined, the following shall become effective:

14.1.   When the creditor’s rights guaranteed under this Contract are determined, the outstanding creditor’s rights under the Main Contract shall be included in the scope of the creditor’s rights guaranteed no matter whether the performance period of the creditor’s rights has expired or not or there is any other additional condition.

14.2.   When the creditor's rights guaranteed under this Contract are determined, all funds other than the principals specified in Article 11 of this Contract shall be included in the scope of the creditor’s rights guaranteed no matter whether the funds have been occurred or not;

Article 15.   Suretyship of joint and several liability is adopted as the method of guarantee by Party A. From the date when the creditor’s rights guaranteed under this Contract are determined to the date of full repayment of the creditor’s rights guaranteed, if the Debtor of the Main Contract fails to perform the obligation of repayment of debts, Party B shall have the right to directly claim Party A for compensation and Party A shall repay Party B relevant debts immediately.

Article 16 If, besides the guaranty method agreed in this Contract, there is any other guarantee (including but not limited to the guarantee that the Debtor of the Main Contract provides Party B), Party B shall have the right to firstly exercise the rights under this Contract and request Party A to bear joint and several suretyship liability. Party A’s suretyship liability for Party B shall not be affected by any other guarantee. Meanwhile, Party A’s suretyship liability may not be premised at Party B’s filing of any right claim against any other guarantor or Party B’s execution of lawsuit / arbitration / enforcement. In the event that Party B waives or changes for any reason the property security provided by the Debtor of the Main Contractor, or changes the security sequence, resulting in loss or reduction of its priority to gain compensation under the property security mentioned above, Party A agrees that Party A’s suretyship liability hereunder may not be exempted or reduced.

Article 17.   If Party A provides guarantee for part creditor’s rights under the Main Contract, any compensation for the creditor’s rights under the Main Contract shall not reduce or exempt Party A’s guarantee liability. Party A shall also bear guarantee liability for the outstanding amount under the Main Contract to the extent of the amount guaranteed by Party A.

Article 18.   If the Debtor under the Main Contract makes prepayment or changes the interest rate through consultation with Party B, Party A shall continue to bear guarantee liability for Party B's creditor’s rights after change.

Chapter 4  Period of Suretyship

Article 19.   The period of suretyship that Party A bears suretyship liability shall be two years from the date determined according to the following method:

19.1 . If the expiry date of the performance period of a debt is earlier than or equals to the date of determination of the creditor’s rights guaranteed, the period of suretyship that Party A bears suretyship liability for the debt shall be from the date of determination of the creditor’s rights guaranteed;

19.2 . If the expiry date of the performance period of a debt is later than the date of determination of the creditor’s right guaranteed, the period of suretyship that Party A bears suretyship liability for the debt shall be from the expiry date of the performance period of this debt.

Article 20.   The term “expiry date of the performance period of a debt” indicated in the preceding paragraph includes the expiry date of the debt when the Debtor of the Main Contract repays the debt by installments, and also includes the expiry date of acceleration announced by the Creditor according to the stipulations of the Main Contract.

Article 21.   If the business under the Main Contract is a business of letter of credit, bank acceptance bill, letter of guarantee or letter of guarantee for the release of goods, the date of advancement shall be deemed as the expiry date of the performance period of the debt.

Chapter 5  Party A’s Rights and Obligations

Article 22.   Party A is aware of and agrees all terms and conditions of the Main Contract. Party A is willing to provide suretyship for the Debtor of the Main Contract and perform the obligation of repayment on behalf according to the stipulations of this Contract.

Article 23.   During the execution period of this Contract, Party A shall, according to Party B’s requirements, faithfully provide the certifications of his personal career, incomes, expenditures, liabilities, guarantees and economic disputes with others.

Article 24.   Party A ensures that the personal information and others’ relevant information (including the personal basic information, business information and other relevant information of Party A and others that Party B cannot obtain from public channels) provided for Party B are genuine, accurate, effective and complete, and Party A has obtained others’ consent.

Article 25.   In case of change of Party A’s personal or family economic incomes, personal identity relations or legal status, or in case of Party A’s involvement in litigation, arbitration or other events likely to affect Party A’s guarantee ability during the execution period of this Contract, Party A shall notify Party B in writing within three days.

Article 26.   In case of change of Party A’s name, domicile and contact method during the execution period of this Contract, Party A shall notify Party B in writing within seven days.

Article 27.   Party A ensures not to provide a third party with any other form of guarantee exceeding his guarantee ability during the valid period of this Contract.

Article 28.   When Party B and the Debtor of the Main Contract concludes and signs a specific business contract (or agreement), Party A may not be notified.

Article 29.   If the loan under the Main Contract is used for borrowing or repaying, Party A is willing to bear suretyship liability.

Chapter 6  Party B’s Rights and Obligations

Article 30.   Party B has the right to ask Party A to provide materials reflecting Party A’s credit situations at any time.

Article 31.   If Party A does not perform his liability under this Contract, Party B shall have the right to deduct principal, interest, default interest, compound interest and other debts directly from Party A’s any account opened with any banking institution of Huaxia Bank Co., Ltd. (except that deduction cannot be made in accordance with laws and regulations). If Party B makes deduction from a fixed deposit account of Party A, interest shall be calculated according to the provisions for early withdrawal in the Regulations on Management of Savings; after repayment of the loan principal and interest, the remaining balance shall be refunded to Party A. Loss of interest arising therefrom shall be borne by Party A, and the difference after deduction shall be repaid by Party A. If the currency of deduction is different from the currency under this Contract, translation shall be made according to the list price announced by Party B on the date of deduction.

Article 32.   Party B has the obligation of keeping confidential the information provided by Party A. Party B has the right to reserve for internal use the information provided by Party A within the time limit prescribed by laws, regulations, regulatory provisions and competent authorities (Party B has the right to destroy the information when this time limit expires); Party B has the right to provide the information provided by Party A for credit institutions or provide Party A’s information according to laws and regulations, and compulsory orders of judicial authorities; Party B has the right to disclose the information provided by Party A to Party B’s agent for the purpose of execution of this Contract, and obtain commitment to confidentiality from the agent.

Chapter 7  Liability for Breach of Contract

Article 33.   When this Contract becomes effective, Party A and Party B shall perform the obligations specified in this Contract. Any party which fails to wholly or partly perform its obligations specified herein shall undertake relevant liability for breach of contract and make compensation for losses caused to the other party.

Chapter 8  Effectiveness of Contract

Article 34.   This Contract shall enter into force as of the date of signature of both parties.

Article 35.   The validity of this Contract shall be independent of the Main Contract and may not be affected by the invalidity of the Main Contract. If the Main Contract is confirmed as invalid, Party A shall assume joint and several suretyship liability for the debts arising from the Debtor’s return of property or compensation for losses.

Chapter 9  Transfer, Change and Cancellation of Contract

Article 36.   Party A or Party B shall not change or cancel this Contract without permission after the effectiveness of this Contract.

Article 37.   Party B may transfer the Principal Creditor’s Rights to a third person within the valid period of this Contract without obtaining Party A’s consent, but Party B shall notify Party A, and Party A shall continue to bear joint and several suretyship liability within the original scope of suretyship.

Article 38.   If the type of the Principal Creditor’s Rights hereunder is L/C advanced payment, as acknowledged by Party A, when the L/C issuing applicant and Party B agree to change the L/C and the amount under the L/C after change (including but not limited to interest, penalty, compensation and other relevant expenses) does not exceed the maximum amount of creditor’s rights guaranteed hereunder. Regardless of the change of the L/C amount and other clauses, the aforesaid change shall be deemed as having been agreed by Party A in advance. Meanwhile, this Guarantee Contract shall remain effective and Party A shall continue to bear joint and several suretyship liability.

Chapter 10   Supplementary Provisions

Article 39.   If Party A does not notify Party B in writing of the change of Party A’s name, domicile or contact way during the valid period of this Contract, Party B's all documents sent to Party A according to the information given in this Contract shall be deemed as having been served.

Article 40.   If selection is made in □ under this Contract, this clause shall apply if √ is ticked in □ but shall not apply if × is given in □.

Article 41.   This Contract shall be provided for Party A holding one original, Party B holding two originals and the Debtor holding one original, which shall be equally authentic.

Article 42.   Annex(es) to this Contract shall be deemed as an integral part of this Contract and have the same equal legal force as this Contract.

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Party A

(Or Authorized Agent):                         (Signature)

June 30, 2016

Party B:

Huaxia Bank Co., Ltd. Great China Sub-branch (Seal)

Legal Representative:

(Or Authorized Agent):                         (Signature)

June 30, 2016